STRATEGIC GLOBAL INCOME FUND, INC.                               ANNUAL REPORT

                                                      January 15, 2001
Dear Shareholder,

     We are pleased to present you with the annual report for Strategic Global Income Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2000.

(sidebar)

STRATEGIC GLOBAL INCOME FUND, INC.

INVESTMENT GOALS:
Primarily, high current income; secondarily, capital appreciation

PORTFOLIO MANAGER:
Stuart Waugh
Mitchell Hutchins Asset Management Inc.

COMMENCEMENT:
February 3, 1992

NYSE SYMBOL:
SGL

DIVIDEND PAYMENTS:
Monthly
(end sidebar)

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

     Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI), declined 2.17% during the fiscal year ended November 30, 2000. For the same period, emerging market debt, as measured by the J.P. Morgan Emerging Market Bond Index Plus (EMBI+), rose 16.58% and, as measured by the J.P. Morgan Emerging Market Bond Index Global (EMBI Global), rose 14.64%.

     During the period, higher oil prices and rising interest rates resulted in slower economic growth in most major economies. In the United States, weak corporate earnings forecasts and a declining stock market sent investors in search of higher quality investments. Yields on U.S. Treasury bonds declined as prices rose. In the corporate sector of the U.S. fixed-income market, investment-grade bonds fared well. However, high-yield bonds declined in value.

     In Europe, yield curves flattened as markets continued to factor in expected higher interest rates in response to the weakness of the euro. In the euro countries, the weak euro boosted exports, but it also magnified the impact of higher oil prices on inflation and real income.

     A relatively stable U.S. interest rate environment and rising oil prices were positive for emerging market sovereign credits. Emerging market countries benefited from higher oil prices because many emerging economies are oil exporters and derive a significant portion of their income from higher export revenues. Mexico, Venezuela, Ecuador, Russia and Malaysia are some of the countries that benefited from higher oil prices. The emerging markets that underperformed were generally those that must depend on oil imports. These include Turkey, South Korea, South Africa, the Philippines, Morocco, Hungary and Bulgaria.

ANNUAL REPORT

                                              STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

     During the 12-month period ended November 30, 2000, the Fund outperformed its peer group with net asset value returns 370 basis points over the Lipper median. Based on market price returns, the Fund outperformed its Lipper peer group by 474 basis points. The Fund was biased in favor of U.S. Treasurys and agencies and U.S. dollar-denominated corporate bonds. The portfolio had zero weighting in Japan and an underweighting in Euro-11 (17.8%).* This bias benefited the Fund's performance as U.S. fixed income markets generally outperformed foreign government bonds in the developed markets. The Fund also benefited from its exposure to emerging market debt, which outperformed U.S. fixed income sectors. The Fund's investment strategy was characterized by an overall short duration compared to the WGBI.

     Early in 2000 we began to reduce exposure to European and UK government bonds and to build positions in U.S. agencies, corporate bonds and Treasury Inflation Indexed bonds. We continued this reallocation through the year.

     We also changed the Fund's strategy in emerging market debt from one heavily concentrated in the BB sector (Mexico, Panama and Morocco) to one more bifurcated between investment grade emerging market credits (Malaysia, Tunisia, Trinidad and Tobago) and single B rated credits (Brazil and Russia). The reason for this shift was (in most cases) simply the BB rated holdings had hit our price targets and we sought better value in other credits.

     We also reduced the Fund's currency exposure on several occasions: at the beginning of the year we shifted away from euros and at the end of the year we shifted out of yen forwards. The Fund's lower than index weight exposure to the Japanese yen and the euro, which, in a period of dollar strength mitigated negative currency impacts, contributed to the Fund's performance relative to the WGBI.

     To summarize our present strategy,(1) the Fund remains well-diversified with

o moderate duration (effective duration estimated at approximately 4.8 years);

o a bias toward U.S. corporate, agency and Treasury Inflation- Indexed bonds versus European government bonds;

o    no exposure to Japan;

o approximately one-half the weight allowed by the prospectus allocated to non-investment grade bonds of emerging market issuers;

o    no domestic high-yield bonds; and

o    underweight currency exposures relative to the WGBI.


* Weighting represents percentage of net assets as of November 30, 2000. The Fund's portfolio is actively managed and its composition will vary over time.

(1) The Fund's "present strategy" reflects views at the time of writing. The Fund's portfolio is actively managed and its composition will vary over time.

STRATEGIC GLOBAL INCOME FUND, INC.                               ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 11/30/00


NET ASSET VALUE RETURNS+       FUND     LIPPER MEDIAN*
-------------------------------------------------------------
6 Months                       3.32%        2.65%
1 Year                         4.65         0.95
5 Years                        6.87         3.93
Inception(degree)              6.88         5.35
-------------------------------------------------------------

MARKET PRICE RETURNS+        FUND     LIPPER MEDIAN*
-------------------------------------------------------------
6 Months                      10.04%        9.28%
1 Year                        13.75         9.01
5 Years                        8.78         5.59
Inception                      6.12         4.26
-------------------------------------------------------------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.


* Lipper Global Income Funds Median. Lipper Peer Group data calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The new asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

o Inception for the Fund is February 3, 1992. Inception returns for the Lipper Median are shown as of nearest month end: January 31, 1992.

SHARE PRICE, DIVIDEND AND YIELD          11/30/00+
-------------------------------------------------------
Market Price                             $ 10.13
Net Asset Value                          $ 11.92
12-Month Dividend                        $1.2127
Current Month# Dividend                  $0.0996
Market Yield                             11.80%
NAV Yield                                10.03%
IPO Yield                                 7.97%
-------------------------------------------------------

+ Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary. Yields reflect the Fund's managed distributions policy. Information regarding that policy may be found in the section captioned "Distribution Policy" at the back of the report.

#    December 2000

ANNUAL REPORT
                                              STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO CHARACTERISTICS


ASSET ALLOCATION*         11/30/00                               5/31/00
--------------------------------------------------------------------------------
Investment Grade Debt       77.4%     Investment Grade Debt       70.0%
Noninvestment Grade Debt    16.1      Noninvestment Grade Debt    23.3
Cash & Equivalents and                Cash & Equivalents           1.0
 Liabilities in Excess                Other Assets in Excess of
 of Other Assets             6.5        Liabilities                5.7
--------------------------------------------------------------------------------
Total                      100.0      Total                      100.0


CURRENCY EXPOSURE*    11/30/00    5/31/00
--------------------------------------------------------------------------------
U.S. Dollar             65.2%      64.3%
Foreign Currency        34.8       35.7
--------------------------------------------------------------------------------
Total                  100.0      100.0



CHARACTERISTICS*               11/30/00     5/31/00
--------------------------------------------------------------------------------
Weighted Average Maturity      10.5 yrs     8.8 yrs
Weighted Average Duration      4.8 yrs      4.5 yrs
Net Assets ($mm)               $ 219.7      $ 232.7
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

STRATEGIC GLOBAL INCOME FUND, INC.                               ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

     Judging from the rapid deceleration in demand globally and the build-up in manufacturing inventories, the Federal Reserve will likely continue to ease monetary settings. The European Central Bank may follow, although relunctantly, as there is sensitivity to last year's inflation and a fear of setting-off yet another round of euro weakness. The downturn in worldwide growth has called in question the Bank of Japan's rate increase last summer. While global headline inflation rose over the last twelve months with higher energy prices, pricing pressure does not seem generalized. Consequently, macroeconomic fundamentals are generally positive for government bonds in developed markets.

     However, present valuations probably fully reflect the positive fundamentals. Yield curves anticipate substantial monetary easing in the U.S. and Europe. As a result, we have not substantially increased the Fund's duration exposure. High quality government bonds are still undervalued if you believe in a hard-landing scenario; however, we don't believe the evidence supports such a scenario. With low inflation, central bankers can certainly afford to promote demand and we believe there are substantial political incentives in the U.S. for a large tax-cut soon.

     Global macroeconomic settings are generally favorable for emerging market debt as well. Lower interest rates in the developed world should act to increase both the supply of funds available to emerging market issuers and reduce their debt service costs. However, several problems are presently mitigating an otherwise positive environment. If the recent deceleration in growth develops into a hard-landing scenario, oil prices could fall which would substantially change the benign credit environment for oil export countries like Mexico, Venezuela and Russia. As we do not presently accord a high probability to a hard-landing scenario, the Fund continues to invest in such issuers; however, we are watching oil price developments closely.

     Further, deflationary trends appear to have caught hold in Argentina and the country has lingered in recession for several years. Because of monetary policy constraints, the country has relied on IMF-sanctioned deficit spending to lean against deflationary forces over the last several years and its foreign borrowing costs have risen substantially. The important questions for valuation of Argentina's debt is whether yet another new IMF program will enable the country to improve growth performance and generate enough tax revenues to bolster its debt service prospects. While the Fund holds no Argentine debt presently, we continue to watch the developing situation closely because there is so much of it (approximately 22.75% of the EMBI+ index) and an

ANNUAL REPORT                               STRATEGIC GLOBAL INCOME FUND, INC.

Argentine balance of payments problem or forced restructuring would have negative implication for the sector overall.

     Because of these (and perhaps other credit) concerns, emerging market debt generally continues to trade at wide yield spreads and we maintain 16.1%* exposure in non-investment grade emerging market debt in the Fund. This allocation is roughly one-half of the amount the prospectus allows.

     Interest rate spreads between the U.S. and Europe are likely to narrow this year. Narrowing spread levels are clearly positive for the euro; however, we do not have confidence Europe's economy will outperform the U.S. economy in a way which will have a substantial impact on relative currency values. It does seem the downshift to easier policy by the Federal Reserve (or anticipation of it) has ended the one-way downtrend in the euro. But we do not see the confluence of events leading to a sustained up-trend back beyond 1999 highs right now. Potentially negative events for the euro include another spike in oil prices, problems with aggressive investment by European banks and big U.S. tax cuts. Consequently, we see a range developing for the euro over the course of 2001 which is likely somewhere between $0.88 - $1.02. We anticipate maintaining an exposure to the euro in the Fund between 50% - 80% of the roughly 40% weight in the WGBI.

     With the Federal Reserve now easing monetary conditions, tightening by the Bank of Japan seems hard to justify given persistent banking vulnerabilities, a weak Nikkei and reluctant Japanese consumers. Consequently, we believe a moderately weaker yen is in Japan's interest now. Presently, we have no exposure to yen or Japanese government bonds in the Fund. We will watch closely as the new Bush administration formulates policy towards Japan and interacts with its leadership; such developments could change the prospects for the yen and Japanese bonds.


* Weighting represents percentage of net assets as of November 30, 2000. The Fund's portfolio is actively managed and its composition will vary over time.

STRATEGIC GLOBAL INCOME FUND, INC.                               ANNUAL REPORT

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Strategic Global Income Fund, Inc. or another fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.
Sincerely,



/s/ BRIAN M. STORMS                      /s/ STUART WAUGH
-------------------                      ----------------
BRIAN M. STORMS                          STUART WAUGH
President and Chief Executive Officer    Portfolio Manager
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.




This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 2000

      PRINCIPAL
        AMOUNT                                                                MATURITY             INTEREST
        (000)*                                                                  DATES                RATES            VALUE
---------------------                                                  --------------------  ------------------  ---------------
LONG-TERM DEBT SECURITIES-83.85%
AUSTRALIA-1.62%
US$ 3,533           National Australia Bank ........................       05/19/10             7.384+%         $  3,553,922
                                                                                                                  ------------
BRAZIL-2.62%
US$ 4,500           Federal Republic of Brazil .....................       05/15/27            10.125              3,262,500
US$ 3,421           Federal Republic of Brazil, DCB ................       04/15/12             7.688+             2,488,777
                                                                                                                  ------------
                                                                                                                   5,751,277
                                                                                                                  ------------
BULGARIA-1.55%
US$ 5,000           Republic of Bulgaria, FLIRB ....................       07/28/12             3.000#             3,412,500
                                                                                                                  ------------
DENMARK-2.11%
   40,000           Kingdom of Denmark .............................       08/15/05             5.000              4,625,971
                                                                                                                  ------------
FRANCE-2.50%
    6,315           Republic of France . ........................... 07/12/05 to 04/25/29   5.000 to 5.500         5,494,908
                                                                                                                 -------------
GERMANY-5.62%
US$ 4,700           Deutsch Ausgleich Bank . .......................       06/23/05             7.000              4,800,862
    9,250           Federal Republic of Germany .................... 02/17/04 to 07/04/09   3.250 to 4.000         7,553,076
                                                                                                                 -------------
                                                                                                                  12,353,938
                                                                                                                 -------------
ITALY-3.59%
    8,252           Republic of Italy .............................. 04/01/04 to 11/01/27   6.500 to 8.500         7,883,810
                                                                                                                 -------------
MALAYSIA-2.13%
US$ 2,516           Petroliam Nasional Berhad (6) ..................       10/15/26             7.625              2,158,476
US$ 2,390           Republic of Malaysia . .........................       06/01/09             8.750              2,517,865
                                                                                                                 -------------
                                                                                                                   4,676,341
                                                                                                                 -------------
MEXICO-5.82%
US$ 2,813           Mexican Multi-Year Refinance Loan Participation
                       (Salomon Brothers) (1)(5) .....................       03/20/05           7.000+             2,671,875
US$ 3,004           Pemex Finance Limited ..........................       11/15/03             6.125              2,956,597
US$ 4,387           United Mexican States, DISC (2) ................       12/31/19         7.515 to 7.533+        4,474,740
US$ 3,000           United Mexican States, PAR (3) .................       12/31/19             6.250              2,675,625
                                                                                                                 -------------
                                                                                                                  12,778,837
                                                                                                                 -------------
MOROCCO-1.71%
US$ 4,312           Kingdom of Morocco Loan Participation, Tranche A
                       (JP Morgan) (1)(5) ............................       01/01/09           7.563+             3,762,466
                                                                                                                 -------------
NETHERLANDS-2.86%
    7,217           Government of Netherlands ......................       01/15/28             5.500              6,294,446
                                                                                                                 -------------
POLAND-3.16%
   20,011           Republic of Poland . ........................... 06/12/02 to 02/12/03      12.000              4,093,312
US$ 3,060           Republic of Poland, PDI . ......................       10/27/14             6.000#             2,841,975
                                                                                                                 -------------
                                                                                                                   6,935,287
                                                                                                                 -------------

STRATEGIC GLOBAL INCOME FUND, INC.


    PRINCIPAL
     AMOUNT                                                              MATURITY            INTEREST
     (000)*                                                                DATES               RATES           VALUE
----------------                                                  ---------------------  ----------------  -------------
LONG-TERM DEBT SECURITIES-(CONCLUDED)
QATAR-2.11%
US$ 4,746           Republic of Qatar (6) ..........................       06/15/30             9.750%     $  4,627,350
                                                                                                           ------------
RUSSIA-2.80%
US$ 3,323           Russia Federation (6) . ........................       03/31/10             8.250         2,043,353
US$11,456           Russia Federation (6) . ........................       03/31/30             2.500#        4,110,006
                                                                                                           ------------
                                                                                                              6,153,359
                                                                                                           ------------
SPAIN-1.76%
    4,455           Government of Spain ............................       07/30/05             4.950         3,858,354
                                                                                                           ------------
TRINIDAD AND TOBAGO-2.11%
US$ 2,250           Republic of Trinidad and Tobago (6) ............       10/01/09             9.875         2,351,250
US$ 2,250           Republic of Trinidad and Tobago (5) ............       07/01/20             9.750         2,295,000
                                                                                                           ------------
                                                                                                              4,646,250
                                                                                                           ------------
TUNISIA-1.72%
US$ 4,500           Banque Centrale de Tunisie .....................       09/19/27             8.250         3,780,000
                                                                                                           ------------
UNITED KINGDOM-5.39%
    8,015           United Kingdom Gilt ............................ 06/10/03 to 12/07/03   6.500 to 8.000   11,850,316
                                                                                                           ------------
UNITED STATES-29.74%
    4,500           Abbey National Capital Trust ...................       06/30/30^            8.963+        4,429,705
    3,000           Citigroup, Inc.  . .............................       12/01/05             6.750         2,992,410
   11,570           Federal National Mortgage Association .......... 01/15/02 to 08/15/02   6.625 to 6.750   11,644,633
    2,735           Fidelity Investment Co. (6) ....................       06/15/29             7.570         2,698,045
    6,000           Ford Motor Credit Corp.  .......................       09/10/02             6.550         5,963,796
    6,000           General Motors Acceptance Corp.  ...............       11/10/03             5.750         5,806,560
    3,329           Morgan Stanley, Dean Witter & Co. ..............       06/15/05             7.750         3,420,534
   18,873           U.S. Treasury Inflation Index Notes . .......... 07/15/02 to 04/15/29   3.625 to 3.875   18,836,572
    6,775           U.S. Treasury Notes ............................       11/15/27             6.125         7,138,960
    2,394           Wells Fargo Co.  ...............................       09/03/02             6.500         2,391,206
                                                                                                           ------------
                                                                                                             65,322,421
                                                                                                           ------------
VENEZUELA-2.93%
US$ 4,308           Republic of Venezuela ..........................       09/15/27             9.250         2,843,280
US$ 4,825           Republic of Venezuela, PAR (4) .................       03/31/20             6.750         3,588,594
                                                                                                           ------------
                                                                                                              6,431,874
                                                                                                           ------------
 Total Long-TermDebt Securities (cost-$195,156,753)............                                             184,193,627
                                                                                                           ------------
SHORT-TERM DEBT SECURITIES-19.91%
CANADA-2.38%
    7,935           Government of Canada ...........................       09/01/01             7.000         5,220,490
                                                                                                           ------------
GERMANY-2.57%
    6,480           Federal Republic of Germany . ..................       02/21/01             5.250         5,643,192
                                                                                                           ------------
HUNGARY-1.06%
  700,000           Government of Hungary . ........................       06/12/01            13.500         2,325,817
                                                                                                           ------------

                                                                               9

STRATEGIC GLOBAL INCOME FUND, INC.


   PRINCIPAL
    AMOUNT                                                                    MATURITY     INTEREST
    (000)*                                                                      DATES       RATES           VALUE
-------------                                                                ----------  -----------  ----------------
SHORT-TERM DEBT SECURITIES-(CONCLUDED)
NETHERLANDS-1.06%
    2,610   Government of Netherlands ....................................    09/15/01    8.750%        $   2,335,262
UNITED STATES-12.84%                                                                                    -------------
    5,700   Clorox Corporation ...........................................    07/15/01    8.800             5,766,724
    3,500   Federal Home Loan Bank .......................................    01/26/01    4.875             3,491,040
   19,000   Federal National Mortgage Association ........................    12/14/00    6.410@           18,955,749
                                                                                                        -------------
Total Short-Term Debt Securities (cost-$45,654,449) ......................                                 28,213,513

REPURCHASE AGREEMENT-1.48%                                                                              -------------
    3,262   Repurchase Agreement dated 11/30/00 with SG Cowen Corp.,                                       43,738,274
              collateralized by $3,046,000 U.S. Treasury Notes, 7.000% due                              -------------
              07/15/06 (value-$3,327,755); proceeds: $3,262,587
              (cost-$3,262,000) ..........................................    12/01/00    6.480             3,262,000
Total Investments (cost-$244,073,202)-105.24%.............................                              -------------
Liabilities in excess of other assets-(5.24)% ............................                                231,193,901
Net Assets-100% ..........................................................                                (11,520,194)
                                                                                                        -------------
                                                                                                        $ 219,673,707
                                                                                                        =============


------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.

*      In local currency unless otherwise indicated.
DCB    Debt Conversion Bond.
DISC   Discount Bond.
FLIRB  Front-loaded Interest Reduction Bond.
PAR    Par Bond.
PDI    Past Due Interest Bond.
US$    United States Dollars.
+      Reflects rate at November 30, 2000 on variable coupon rate instruments.
#      Reflects rate at November 30, 2000 on step coupon rate instruments.
^      Maturity date shown is callable date for perpetual rewriting securities.
@      Yield to maturity for discounted securities.
(1) Participation interest was acquired through the financial institution indicated parenthetically.
(2) With an additional 6,749,000 recoverable rights attached maturing on 06/03/03 with no market value.
(3) With an additional 3,000,000 recoverable rights attached maturing on 06/03/03 with no market value.
(4) With 24,125 oil warrants attached expiring on 04/15/20 with no market value.
(5)    Illiquid securities representing 3.97% of net assets.
(6) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STRATEGIC GLOBAL INCOME FUND, INC.


                                              FORWARD FOREIGN CURRENCY CONTRACTS

                          CONTRACTS TO                                                  UNREALIZED
                             DELIVER          IN EXCHANGE FOR       MATURITY DATES     DEPRECIATION
                         --------------   ----------------------   ----------------   -------------
Euros ................   6,610,000         US$          5,755,922     12/11/00         $   (3,008)
Euros ................   6,390,000         US$          5,492,844     12/01/00            (72,527)
U.S. Dollars .........   5,763,920         EUR          6,610,000     12/11/00             (4,990)
U.S. Dollars .........   5,731,830         EUR          6,390,000     12/01/00           (166,459)
U.S. Dollars .........   6,804,522         JPY        725,362,000     12/18/00           (247,519)
U.S. Dollars .........   2,613,159         JPY        280,000,000     12/26/00            (78,575)
                                                                                       ----------
                                                                                       $ (573,078)
                                                                                       ==========

------------
Currency Type Abbreviations:
EUR - Euros
JPY - Japanese Yen
US$ - United States Dollars


                         INVESTMENTS BY TYPE OF ISSUER

                                              PERCENTAGE OF NET ASSETS
                                              ------------------------
                                               LONG-TERM   SHORT-TERM
                                              ----------- -----------
Government and other public issuers .........   66.72%        17.29%
Financial ...................................   14.80           --
Consumer Products ...........................     --           2.62
Oil/Gas .....................................    2.33           --
Repurchase Agreement ........................     --           1.48
                                                ------        ------
                                                83.85%        21.39%
                                                =====         =====

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2000



ASSETS
Investments in securities, at value (cost - $244,073,202).................................    $ 231,193,901
Receivables for investments sold .........................................................            5,517
Interest receivable ......................................................................        4,426,997
Other assets .............................................................................            2,733
                                                                                              -------------
Total assets .............................................................................      235,629,148
                                                                                              -------------

LIABILITIES
Payable for investments purchased ........................................................       14,760,499
Unrealized depreciation on forward foreign currency contracts ............................          573,078
Payable for shares of capital stock repurchased ..........................................          182,498
Payable to investment adviser and administrator ..........................................          180,204
Accrued expenses and other liabilities ...................................................          259,162
                                                                                              -------------
Total liabilities ........................................................................       15,955,441
                                                                                              -------------

NET ASSETS
Capital stock - $0.001 par value; total authorized shares - 100,000,000; 18,422,728
  shares issued and outstanding ..........................................................      233,755,289
Undistributed net investment income ......................................................          573,078
Accumulated net realized losses from investment transactions .............................       (1,026,673)
Net unrealized depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies ............................................      (13,627,987)
                                                                                              -------------

Net assets ...............................................................................    $ 219,673,707
                                                                                              =============
Net asset value per share ................................................................    $       11.92
                                                                                              =============



                 See accompanying notes to financial statements
12

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS


                                                                                            FOR THE
                                                                                             YEAR
                                                                                             ENDED
                                                                                       NOVEMBER 30, 2000
                                                                                       -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $18,944).............................      $ 19,052,874
                                                                                         ------------

EXPENSES:
Investment advisory and administration ............................................         2,357,963
Custody and accounting ............................................................           193,859
Reports and notices to shareholders ...............................................            99,788
Professional fees .................................................................            98,253
Transfer agency and related services fees .........................................            22,422
Directors' fees ...................................................................            10,500
Other expenses ....................................................................            31,805
                                                                                         ------------
                                                                                            2,814,590
                                                                                         ------------
NET INVESTMENT INCOME .............................................................        16,238,284
                                                                                         ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
 Investments ......................................................................         1,548,130
 Foreign currency transactions ....................................................        (9,960,750)
Net change in unrealized appreciation/depreciation of:
 Investments ......................................................................         1,096,653
 Other assets, liabilities and forward contracts denominated in foreign currencies.          (405,919)
                                                                                         ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES .......................        (7,721,886)
                                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................      $  8,516,398
                                                                                         ============



                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                FOR THE
                                                                                                              YEARS ENDED
                                                                                                             NOVEMBER 30,
                                                                                                  ----------------------------------
                                                                                                        2000               1999
                                                                                                  ----------------   ---------------
FROM OPERATIONS:
Net investment income .........................................................................    $  16,238,284      $  16,572,563
Net realized gains (losses) from investment transactions ......................................        1,548,130         (1,979,656)
Net realized losses from foreign currency transactions ........................................       (9,960,750)        (3,570,431)
Net change in unrealized appreciation/depreciation of:
 Investments ..................................................................................        1,096,653        (12,254,397)
 Other assets, liabilities and forward contracts denominated in foreign currencies ............         (405,919)          (265,458)
                                                                                                   -------------      -------------
Net increase (decrease) in net assets resulting from operations ...............................        8,516,398         (1,497,379)
                                                                                                   -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income .........................................................................       (5,674,805)       (10,003,872)
Distributions in excess of net investment income ..............................................       (1,546,794)            --
Paid in capital ...............................................................................      (16,001,263)       (11,342,923)
                                                                                                   -------------      -------------
                                                                                                     (23,222,862)       (21,346,795)
                                                                                                   -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ....................................................................      (13,535,045)       (15,736,019)
                                                                                                   -------------      -------------
Net decrease in net assets ....................................................................      (28,241,509)       (38,580,193)

NET ASSETS:
Beginning of year .............................................................................      247,915,216        286,495,409
                                                                                                   -------------      -------------
End of year (including undistributed net investment income of $573,078 for November 30, 2000) ..   $ 219,673,707      $ 247,915,216
                                                                                                   =============      =============




                 See accompanying notes to financial statements
14

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments-The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market quotations for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies are valued based on the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

     Repurchase Agreements-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

     Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Foreign Currency Translation-The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities-at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

     Although the Fund's investments denominated in foreign currencies are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

     Forward Foreign Currency Contracts-The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

     Dividends and Distributions-Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific

NOTES TO FINANCIAL STATEMENTS

industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At November 30, 2000, the Fund owed Mitchell Hutchins $180,204 in investment advisory and administration fees.

SECURITY LENDING

     The Fund may lend securities up to 331|M/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30, 2000, PaineWebber earned $911 in compensation as the Fund's lending agent, and the Fund earned compensation of $2,733 net of fees, rebates and expenses. At November 30, 2000, there were no securities on loan. PaineWebber has been approved as a borrower under the Fund's securities lending program.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at November 30, 2000, was substantially the same as the cost of securities for financial statement purposes.

     At November 30, 2000, the components of net unrealized depreciation of investments were as follows:

  Gross appreciation (investments having an excess value over cost) ........  $   3,951,313
  Gross depreciation (investments having an excess of cost over value) .....    (16,830,614)
                                                                              -------------
  Net unrealized depreciation of investments ...............................  $ (12,879,301)
                                                                              =============

     For the year ended November 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $106,765,871 and $132,336,289, respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 18,422,728 shares outstanding at November 30, 2000, Mitchell Hutchins owned 12,090 shares.

NOTES TO FINANCIAL STATEMENTS

     For the year ended November 30, 2000, the Fund repurchased 1,307,900 shares of common stock at an average market price per share of $10.31 and a weighted average discount from net asset value of 15.41% per share.

     For the period September 17, 1998 (commencement of repurchase program) through November 30, 2000, the Fund repurchased 2,984,400 shares of common stock at an average market price per share of $10.77 and a weighted average discount from net asset value of 13.65% per share. At November 30, 2000, paid-in-capital was reduced by the cost of $32,290,698 of capital stock repurchased.


FEDERAL INCOME TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2000, undistributed net investment income was increased by $7,587,307, accumulated net realized losses from investment transactions was decreased by $9,960,750 and capital stock was decreased by $17,548,057.

     At November 30, 2000, the Fund had a net capital loss carryforward of $441,791 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by November 30, 2007. To the extent that such losses are used to offset future capital gains, it is probable that these gains will not be distributed.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                                FOR THE YEARS ENDED NOVEMBER 30,
                                                                   ----------------------------------------------------------
                                                                     2000        1999         1998         1997         1996
                                                                   -------      -------      -------      -------     -------
Net asset value, beginning of year ..............................  $ 12.56      $ 13.55      $ 14.03      $ 14.42     $ 13.41
                                                                   -------      -------      -------      -------     -------
Net investment income ...........................................     0.85 @       0.81 @       0.94         1.09        1.12
Net realized and unrealized gains (losses) from investment and
  foreign currency transactions .................................    (0.41)@      (0.89)@      (0.02)       (0.36)       1.12
                                                                   -------      -------      -------      -------     -------
Net increase (decrease) from investment operations ..............     0.44        (0.08)        0.92         0.73        2.24
                                                                   -------      -------      -------      -------     -------
Dividends from net investment income ............................    (0.29)       (0.48)       (0.87)       (0.96)      (1.19)
Distributions in excess of net investment income ................    (0.08)         --           --           --          --
Distributions from net realized gains from investment and foreign
 currency transactions ..........................................      --           --        (0.49)       (0.16)      (0.04)
Distributions from paid-in-capital ..............................    (0.84)       (0.56)       (0.06)        --          --
                                                                   -------      -------      -------      -------     -------
Total dividends and distributions to stockholders ...............    (1.21)       (1.04)       (1.42)       (1.12)      (1.23)
                                                                   -------      -------      -------      -------     -------
Net increase in net asset value resulting from repurchase of
  common stock ..................................................     0.13         0.13         0.02         --          --
                                                                   -------      -------      -------      -------     -------
Net asset value, end of year ....................................  $ 11.92      $ 12.56      $ 13.55      $ 14.03     $ 14.42
                                                                   =======      =======      =======      =======     =======
Market value, end of year .......................................  $ 10.13      $ 10.00      $ 11.75      $ 11.94     $ 12.25
                                                                   =======      =======      =======      =======     =======
Total investment return (1) .....................................    13.75%       (6.41)%      10.66%        6.67%      20.80%
                                                                   =======      =======      =======      =======     =======

Ratios/Supplemental Data:
Net assets, end of year (000's) ................................. $219,674     $247,915     $286,495     $300,369    $308,714
Expenses to average net assets ..................................     1.19%        1.17%        1.16%        1.20%       1.21%
Net investment income to average net assets .....................     6.89%        6.21%        6.82%        7.63%       8.14%
Portfolio turnover rate .........................................       53%          58%         120%         134%        111%

------------
@    Calculated using average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase at market value on the first day of each year reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each year reported. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS


The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc., including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the securities owned at November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2000 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP




New York, New York
January 10, 2001

STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION (unaudited)



     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.3760 taxable as ordinary income and $0.8367 from paid-in capital, which is a nontaxable distribution.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (unaudited)


THE FUND

     Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, an indirect wholly owned subsidiary of UBS AG. Mitchell Hutchins had approximately $68.8 billion in assets under management as of December 31, 2000.

DIVIDEND REINVESTMENT PLAN

     The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, MA 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

STRATEGIC GLOBAL INCOME FUND, INC.

DISTRIBUTION POLICY (unaudited)

     Effective January 2000, the Fund's board has revised the Fund's managed distribution policy. The Fund will make regular monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last day on which the NYSE is open for trading during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net assets value as determined as of the last trading day during the first week of the month. Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

     To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute the excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

     Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has received an exemptive order from the Securities and Exchange Commission to permit this. The Fund's board will annually reassess the annualized percentage of net assets at which the Fund's monthly distribution will be made.

--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.             Meyer Feldberg
Chairman
                                   George W. Gowen
Margo N. Alexander
                                   Frederic V. Malek
Richard Q. Armstrong
                                   Carl W. Schafer
Richard R. Burt
                                   Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms                    Paul H. Schubert
President                          Vice President and Treasurer

Amy R. Doberman                    Stuart Waugh
Vice President                     Vice President

Dianne E. O'Donnell                Elbridge T. Gerry III
Vice President and Secretary       Vice President


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019








Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


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STRATEGIC GLOBAL INCOME FUND,  INC.




ANNUAL REPORT








NOVEMBER 30, 2000

[GRAPHIC OMITTED]





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